UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2020

VIRTRA, INC.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-38420	93-1207631
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7970 S. Kyrene Rd.
Tempe, AZ	85284
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (480) 968-1488

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	VTSI	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, Judy Henry, Chief Financial Officer of VirTra, Inc. (the “Company”) retired on December 11, 2020. On December 11, 2020, Company’s Board of Directors appointed Marsha J. Foxx as the Company’s Interim Vice President Chief Accounting Officer, with all functions and duties of the principal accounting officer and principal financial officer of the Company.

Set forth below is certain biographical information regarding Ms. Foxx.

Marsha J. Foxx, age 59, Foxx brings to the Company over 20 years of experience in financial operations, business transformation strategies, and all phases of the accounting processes and controls. Throughout her career, she has held numerous leadership positions in a variety of industries including technology and healthcare. Prior to joining the Company, she served as vice president of finance for Cerberus Cyber Sentinel, a cyber security startup, from 2019 to 2020, and as global executive vice president finance at Column5 Consulting Group from 2018 to 2019. From 2017 to 2018 and in 2020, Ms. Foxx worked as a consultant for Foxx Denn LLC, a management consulting firm owned by her. She also served as vice president finance for Southwest Spine & Sports from 2015 to 2017. Ms. Foxx served as chief financial officer of Tactical Air Services, a civilian-based military aggressor flight training company.  Ms. Foxx holds a Bachelor of Science degree in Business Administration, majoring in Accounting, from Central Michigan University, and has been a Certified Public Accountant (CPA) for over 25 years.

The Company agreed to pay Ms. Foxx an annual base salary of $140,000.

Item 8.01. Other Events.

On December 11, 2020, the Company issued a press release announcing Ms. Foxx’s appointment as Interim Vice President Chief Accounting Officer. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release of the registrant dated December 11, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTRA, INC.

Date: December 11, 2020	By:	/s/ Robert D. Ferris
	Name:	Robert D. Ferris
	Title:	Chief Executive Officer